Household Consumer Loan Trust, Series 1996-2
Deposit Trust Calculations
Previous Due Period Ending                          May 31, 1999
Current Due Period Ending                           Jun 30, 1999
Prior Distribution Date                             Jun 14, 1999
Distribution Date                                   Jul 14, 1999

Beginning Trust Principal Receivables           4,245,127,761.54
Average Principal Receivables                   4,234,126,645.31
FC&A Collections (Includes Recoveries)             67,883,852.92
Principal Collections                             133,623,976.88
Additional Balances                                59,174,127.64
Net Principal Collections                          74,449,849.24
Defaulted Amount                                   28,633,033.92
Miscellaneous Payments                                      0.00
Principal Recoveries                                1,403,950.00

Beginning Participation Invested Amount           493,461,277.93
Beginning Participation Unpaid Principal          493,461,277.93
Balance
Ending Participation Invested Amount              481,447,605.33
Ending Participation Unpaid Principal Balance     481,447,605.33

Accelerated Amortization Date                       Jul 31, 2001
Is it the Accelerated Amortization Period?                     0
0=No

OC Balance as % of Ending Participation                   8.521%
Invested Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                  0
Average  >or=4.25%)

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                 493,461,277.93
Numerator for Fixed Allocation                    505,528,352.37
Denominator - Max(Sum of Numerators, Principal  4,234,126,645.31
Receivables)
Applicable Allocation Percentage                        11.6544%
Investor FC&A Collections                           7,911,443.28

Series Participation Interest Default Amount
Numerator for Floating Allocation                 493,461,277.93
Denominator - Max(Sum of Numerators, Principal  4,234,126,645.31
Receivables)
Floating Allocation Percentage                          11.6544%
Series Participation Interest Default Amount        3,337,003.05


Principal Allocation Components
Numerator for Floating Allocation                 493,461,277.93
Numerator for Fixed Allocation                    505,528,352.37
Denominator - Max(Sum of Numerators, Principal  4,234,126,645.31
Receivables)


Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through           6.2500%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                               6.2500%
(c) Rate Sufficient to Cover Interest, Yield             5.1090%
and Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid          493,461,277.93
Principal Balance
(e) Actual days in the Interest Period                        30
Series Participation Monthly Interest, [a*d*e]      2,570,110.82

Series Participation Interest Interest                      0.00
Shortfall
Previous Series Participation Interest Interest             0.00
Shortfall

Additional Interest                                         0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections,          12,013,672.60
[a+m+n]

(a) Investor Principal Collections, [Max(b,h)       8,676,669.55
or e]
(b) prior to Accelerated Amort. Date or not         8,676,669.55
Early Amort. Period, [c*d]
(c) Floating Allocation Percentage                      11.6544%
(d) Net Principal Collections                      74,449,849.24
(e) after Accelerated Amort Date or Early Amort    15,953,870.66
Period, [f*g]
(f) Fixed Allocation Percentage                         11.9394%
(g) Collections of Principal
                                                  133,623,976.88

(h) Minimum Principal Amount, [Min(i,l)]            5,545,299.95
(i)  Floating Allocation Percentage of             15,573,048.21
Principal Collections
(j)  1.8% of the Series Participation Interest      8,882,303.00
Invested Amount
(k) Series Participation Interest Net Default       3,337,003.05
Payment Amount
(l)  the excess of (j) over (k)                     5,545,299.95

(m) Series Participation Interest Net Default       3,337,003.05
Payment Amount

(n) Optional Repurchase Amount (principal only)             0.00
at Sec. 9

Application of Investor Finance Charges and
Admin Collections
Investor Finance Charges and Admin. Collections     7,911,443.28
[Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                 0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other               0.00
than HFC
Series Participation Interest Monthly Interest      2,570,110.82
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest Shorfall             0.00
[Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                      0.00
Series Participation Interest Default Amount        3,337,003.05
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-            0.00
Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                  822,435.46
Excess [Sec. 4.11(a)(vi)]                           1,181,893.95

Series Participation Investor Charge Off [Sec.              0.00
4.12(a)]

Series 1996-2

Owner Trust
Calculations
Due Period      Jun 30, 1999

Ending
Payment Date    Jul 15, 1999



Calculation of

Interest
Expense


Index (LIBOR)      4.987500%

Accrual end     Jul 15, 1999     Jun 15,         30

date, accrual                       1999
beginning date
and days in
Interest
Period
                   Class A-1   Class A-2  Class A-3    Class B
Certificates  Overcoll

           Amount
Beginning        256,494,546  52,240,000 67,900,000 49,370,000
25,407,205 42,049,52
Unpaid
                7
Principal
Balance
Previously              0.00        0.00       0.00       0.00
   0.00
unpaid
interest/yield
Spread to              0.17%       0.32%      0.42%      0.65%
  1.00%
index
Rate (capped       5.157500%   5.307500%  5.407500%  5.637500%
5.987500%
at 13%, 15%,
15%, 15%, 16%)
Interest/Yield     1,102,392     231,053    305,974    231,936
126,771
Payable on the
Principal
Balance
Interest on             0.00        0.00       0.00       0.00
   0.00
previously
unpaid
interest/yield
Interest/Yield     1,102,392     231,053    305,974    231,936
126,771
Due
Interest/Yield     1,102,392     231,053    305,974    231,936
126,771
Paid


Summary



Beginning

Security         256,494,546  52,240,000 67,900,000 49,370,000
25,407,205 42,049,52
Balance
                7
Beginning

Adjusted         256,494,546  52,240,000 67,900,000 49,370,000
25,407,205
Balance
Principal Paid

                   6,244,596     309,136    402,009    292,194
3,742,063 1,126,481
Ending

Security         250,249,950  51,930,865 67,497,991 49,077,806
21,665,142 41,025,85
Balance
                1
Ending

Adjusted         250,249,950  51,930,865 67,497,991 49,077,806
21,665,142
Balance
Ending
4.5000%
Certificate
Balance as %
Participation
Interest
Invested
Amount
Targeted

Balance          250,352,755  51,930,865 67,497,991 49,077,806
21,665,142
Minimum

Adjusted                      18,800,000 24,500,000 17,800,000
7,900,000 14,800,00
Balance
                0
Certificate

Minimum
14,589,788
Balance
Ending OC

Amount as
        35,929,12
Holdback
                8
Amount
Ending OC

Amount as
        5,096,723
Accelerated
Prin Pmts


Beginning Net           0.00        0.00       0.00       0.00
   0.00      0.00
Charge offs
Reversals               0.00        0.00       0.00       0.00
   0.00      0.00
Charge offs             0.00        0.00       0.00       0.00
   0.00      0.00
Ending Net              0.00        0.00       0.00       0.00
   0.00      0.00
Charge Offs


Interest/Yield    $1.3884032  $4.4229167 $4.5062501 $4.6979168
$3.4368424
Paid per $1000
Principal Paid    $7.8647302  $5.9176015 $5.9205984 $5.9184525
$101.4493992
per $1000


Series 1996-2  Owner Trust Calculations
Due Period                                             June 1999
Payment Date                                        Jul 15, 1999

Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections       12,013,672.60
(b) Series Participation Interest Charge Offs               0.00
(c) Lesser of Excess Interest and Carryover                 0.00
Charge offs

Accelerated Principal Payment                         102,804.43

Series Participation Interest Monthly Interest      2,570,110.82

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A-1 Interest Distribution- Sec.         1,102,392.18
3.05(a)(i)(a)
  Pay Class A-2 Interest Distribution- Sec.           231,053.17
3.05(a)(i)(b)
  Pay Class A-3 Interest Distribution- Sec.           305,974.38
3.05(a)(i)(c)
  Pay Class B Interest Distribution- Sec.             231,936.15
3.05(a)(i)(d)
  Pay Certificates the Certificate Yield- Sec.        126,771.37
3.05(a)(i)(e)

Principal up to Optimum Monthly Principal
Balance
  Pay Class A-1 to Targeted Principal Balance-      6,141,791.34
Sec. 3.05(a)(ii)(a)
  Pay Class A-2 to Targeted Principal Balance         309,135.50
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)
  Pay Class A-3 to Targeted Principal Balance         402,008.63
subject to Min Adj Bal- Sec. 3.05(a)(ii)(c)
  Pay Class B to Targeted Principal Balance           292,194.00
subject to Min Adj Bal- Sec. 3.05(a)(ii)(d)

Pay Certificate Yield if not paid pursuant to               0.00
Sec. 3.05 (a)(i)(e)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance     3,742,062.54
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt         1,126,480.59
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A-1 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)
  Pay Class A-2 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A-3 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(c)
  Pay Class B to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(d)
  Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)           102,804.43
  Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)                 0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)                 0.00
  Pay Class B to zero- Sec. 3.05(a)(v)(h)                   0.00

Principal up to Optimal Monthly Principal
  Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)                0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)                0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)                0.00
  Pay Class B to zero- Sec. 3.05(a)(vi)(d)                  0.00
  Pay Certificates up to Certificate Minimum                0.00
Balance or zero- Sec. 3.05(a)(vi)(e)
  Pay HCLC Optimum Monthly Principal provided               0.00
OC >0- Sec. 3.05(a)(vi)(f)

Remaining Amounts to Holder of Designated             469,179.14
Certificate - Sec. 3.05(a)(vii)




Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt     1,126,480.59
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal                    0.00
provided OC >0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total          102,804.43
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback     1,023,676.16
Amount
To HCLC any remaining amounts                               0.00

Principal paid to the Designated Certificate           37,420.63